EXHIBIT 10.5


                   AGREEMENT TO TERMINATE LEASE AND ASSIGNMENT

          THIS AGREEMENT TO TERMINATE LEASE AND ASSIGNMENT (this "Agreement"), dated December 23, 2003 (the "Effective Date"), is made by and between ABN AMRO Leasing, Inc., an Illinois corporation ("Lessor"), ABN AMRO Bank N.V. ("Agent") and Transport Corporation of America, Inc., a Minnesota corporation ("Lessee").

          1. Recitals: This Agreement is entered into upon, and with respect to, the following facts and intentions:

                    A. Lessor and Lessee entered into that certain Master Lease dated as of April 9, 1999 as amended by (i) that certain First Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of June 30, 2000 (the "First Amendment"); (ii) that certain Second Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of January 8, 2001 (the "Second Amendment"); (iii) that certain Third Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of May 31, 2001 (the "Third Amendment") and (iv) that certain Fourth Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of June 29, 2001 (the "Fourth Amendment") (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement") including Appendix 1 (Definitions and Interpretation) to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment; which was recorded in the Dakota County, Minnesota Recorder's Office ("Recorder's Office") on April 9, 1999 as Document No. 396752 (Torrens) and as Document No. 1595208 (Abstract) (as amended, the "Lease") with respect to certain real property located in Dakota County, Minnesota, as more particularly described in Exhibit A attached hereto (the "Leased Property").

                    B. In connection with the execution of the Lease, Lessor and Lessee entered into that certain Lease Supplement No. 1 dated as of April 9, 1999 with respect to the Leased Property, which was recorded in the Recorder's Office on April 12, 1999 as Document No. 396753 (Torrens) and as Document No. 1595209 (Abstract) (the "Lease Supplement").

                    C. In connection with the execution of the Lease, Lessor executed that certain Assignment of the Lease dated as of April 9, 1999 (the "Assignment") to Agent with respect to the Leased Property, which was recorded in the Recorder's Office on April 12, 1999 as Document No. 396754 (Torrens) and as Document No. 1595210 (Abstract).

                    D. Concurrently with the execution of the Assignment, Lessee executed that certain Consent of Lessee to Assignment of Lease dated as of April 9, 1999 (the "Consent") with respect to the Leased Property.

                    E. The parties hereto desire to terminate the Lease, the Lease Supplement, the Assignment and the Consent.

                    F. Each capitalized term used in this Agreement and not otherwise defined in this Agreement shall have the meaning ascribed thereto in Appendix 1 to the Participation Agreement, Lease Agreement and Construction Mortgage.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

          2. Termination: Upon the effective date of the Termination Agreement of even date herewith which terminates the other Operative Documents (the "Effective Date"), except as provided in Section 3 hereof, the Lease, the Lease Supplement, the Assignment and the Consent and the security interests granted therein shall be terminated.

          3. Release of Liability: The parties hereto agree as follows:

                    A. On the Effective Date, Lessor, Agent and Lessee shall be fully and unconditionally released and discharged from their respective obligations arising from or connected with the Lease, the Lease Supplement, the Assignment and the Consent. Notwithstanding the foregoing, Lessee shall not be released from Lessee's obligations under indemnities set forth in the Lease or the Lease Supplement that by their express terms are to survive any termination of the Lease or the Lease Supplement. Such indemnities, however, shall be personal obligations of Lessee, not covenants that run with the Leased Property.

                    B. Except as otherwise set forth in this Agreement, this Agreement shall fully and finally settle all demands, charges, claims, accounts, or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that arose out of or in connection with the Lease, the Lease Supplement, the Assignment and the Consent, and it constitutes a mutual release with respect to the Lease, the Lease Supplement, the Assignment and the Consent. Each of the parties expressly waives the benefit of any statutory provision or decisional law, if any, that would preclude the extension of this release to claims which the waiving party did not know or suspect to exist at the time of execution of this Agreement, which, if known by such party, may have materially affected the giving of this release.

                    4. Counterparts: This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall be a single instrument.

                    5. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                            [signature pages follow]

          IN WITNESS WHEREOF, Lessor, Agent and Lessee have signed this Agreement to Terminate Lease and Assignment to be effective as of the Effective Date.


                                          LESSOR:

                                          ABN AMRO LEASING, INC.,
                                          an Illinois corporation


                                          By:         /s/ David M. Shipley
                                             -----------------------------------
                                          Name:       David M. Shipley
                                               ---------------------------------
                                          Its:        Vice President
                                              ----------------------------------


                                          By:         /s/ Blake J. Lacher
                                             -----------------------------------
                                          Name:       Blake J Lacher
                                               ---------------------------------
                                          Its:        Vice President
                                              ----------------------------------



STATE OF ILLINOIS )
                  ) SS.
COUNTY OF COOK    )

          The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by David M. Shipley and Blake J. Lacher the Vice President and the Vice President of ABN AMRO LEASING, INC., a corporation under the laws of Illinois, on behalf of the corporation.

 _________________________________________________
| NOTARIAL STAMP OR SEAL (OR OTHER TITLE OR RANK) |
|                                                 |
|                                                 |
|                                                 |
|                                                 |
|_________________________________________________|


                                                     /s/ Renee M. Field
                                       -----------------------------------------
                                       Signature Of Person Taking Acknowledgment

[Continuation of signature pages to Agreement to Terminate Lease and Assignment dated to be effective as of the Effective Date.]


                                          AGENT:

                                          ABN AMRO BANK N.V.


                                          By:         /s/ David M. Shipley
                                             -----------------------------------
                                          Name:       David M. Shipley
                                               ---------------------------------
                                          Its:        Vice President
                                              ----------------------------------


                                          By:         /s/ Blake J. Lacher
                                             -----------------------------------
                                          Name:       Blake J Lacher
                                               ---------------------------------
                                          Its:        Vice President
                                              ----------------------------------


STATE OF ILLINOIS )
                  ) SS.
COUNTY OF COOK    )

          The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by David M. Shipley and Blake J. Lacher the Vice President and the Vice President of ABN AMRO BANK N.V., a Netherlands corporation, on behalf of the corporation.

 _________________________________________________
| NOTARIAL STAMP OR SEAL (OR OTHER TITLE OR RANK) |
|                                                 |
|                                                 |
|                                                 |
|                                                 |
|_________________________________________________|


                                                      /s/ Renee M. Field
                                       -----------------------------------------
                                       Signature Of Person Taking Acknowledgment

[Continuation of signature pages to Agreement to Terminate Lease and Assignment dated to be effective as of the Effective Date.]


                                          LESSEE:

                                          TRANSPORT CORPORATION OF
                                          AMERICA, INC., a Minnesota corporation



                                          By:         /s/ Keith R. Klein
                                             -----------------------------------
                                          Name:       Keith R. Klein
                                               ---------------------------------
                                          Its:        Chief Financial Officer
                                              ----------------------------------



STATE OF MINNESOTA )
                   ) SS.
COUNTY OF HENNEPIN )

                  The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by Keith R. Klein the Chief Financial Officer of TRANSPORT CORPORATION OF AMERICA, INC., a corporation under the laws of Minnesota, on behalf of the corporation.

 _________________________________________________
| NOTARIAL STAMP OR SEAL (OR OTHER TITLE OR RANK) |
|                                                 |
|                                                 |
|                                                 |
|                                                 |
|_________________________________________________|


                                                      /s/ Ann S. Hoffmeyer
                                       -----------------------------------------
                                       Signature Of Person Taking Acknowledgment




Prepared by:                           Record and return to:
John R. Grier
Winston & Strawn                       -----------------------------------------
35 W. Wacker Drive
Chicago, IL  60601                     -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                                                       EXHIBIT A
                                                       TO AGREEMENT TO TERMINATE
                                                            LEASE AND ASSIGNMENT


                                LEGAL DESCRIPTION
                                -----------------

Parcel 1:
Lot 1, Block 1, and Outlot A, TRANSPORT AMERICA HEADQUARTERS ADDITION

Parcel 2:
Together with Lot One (1) and the South half of Lot Two (2), Block Two (2), LETENDRE ADDITION, Dakota County, Minnesota, according to the recorded plat thereof, EXCEPTING THEREFROM that part of said Lot 1 and the South half of Lot 2 not contained within Parcel 2, per Dakota County Road Right of Way Map No. 5A (County Road No. 28), according to said recorded Right of Way plat thereof per Document No. 186453, Dakota County, Minnesota.